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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 28, 2001



                              DELTA AIR LINES, INC.
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             (Exact name of registrant as specified in its charter)



              Delaware                              1-5424                            58-0218548
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
    (State or other jurisdiction           (Commission File Number)                 (IRS Employer
         of incorporation)                                                       Identification No.)
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        Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

CREDIT AGREEMENTS

         On November 28, 2001, the amendments to Delta's 1997 Bank Credit
Agreement and two bank reimbursement agreements for letters of credit became effective. For additional information about these documents, see Note 13 of the Notes to Consolidated Financial Statements and Management's Discussion and
Analysis of Financial Condition and Results of Operations - Financial Condition and Liquidity - Working Capital Position in Delta's Form 10-Q for the September
2001 quarter. The amendment to Delta's 1997 Bank Credit Agreement is filed as
Exhibit 99.1 to this Form 8-K.


CREDIT RATING FOR SENIOR UNSECURED DEBT

         On November 29, 2001, Standard & Poor's issued a press release announcing its downgrade of the ratings for the senior unsecured debt of a number of airlines, including its downgrade of the ratings for Delta's senior unsecured debt to BB (from BB+). Both Standard & Poor's and Moody's (which currently rates Delta's senior unsecured debt at Ba2) continue to review Delta's credit ratings for possible further downgrade.

         As discussed in Note 3 of the Notes to Consolidated Financial
Statements in Delta's Form 10-Q for the September 2001 quarter, a third party purchased certain of Delta's accounts receivable on a revolving basis. The third party may terminate its agreement with Delta if Delta's senior unsecured long-term debt is rated below Ba2 by Moody's and below BB by Standard & Poor's.
If the agreement were terminated by the third party in that circumstance, Delta would be required to repurchase the outstanding receivables sold to the third party. If the agreement had been terminated at October 31, 2001, Delta would have been required to repurchase outstanding receivables for approximately $212 million.

         For additional information regarding Delta's credit ratings, see Note 3 of the Notes to Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations - Financial
Condition and Liquidity - Credit Ratings in Delta's Form 10-Q for the September
2001 quarter.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         99.1     Second Amendment to Credit Agreement



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DELTA AIR LINES, INC.




                                       BY:/s/ Edward H. Bastian
                                          -------------------------------------
                                          Edward H. Bastian
                                          Senior Vice President - Finance and
                                          Controller




Date:    December 4, 2001


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION


99.1              Second Amendment to Credit Agreement



                                  Page 4 of 4